       As filed with the Securities and Exchange Commission on February 26, 2004


                                               1933 Act Registration No. 2-76909
                                              1940 Act Registration No. 811-3443

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
        Pre-Effective Amendment No.

        Post-Effective Amendment No.  30                             X
                                     ----                           ---


                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.  31                                            X
                       ----                                          ---


                        (Check appropriate box or boxes)

                                 AIM SUMMIT FUND
                                 ---------------
                     (formerly Summit Investors Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------


                               Mark H. Williamson
                               ------------------

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

       Jim Coppedge, Esquire                   Martha J. Hays, Esquire
       A I M Advisors, Inc.              Ballard Spahr Andrews & Ingersoll, LLP
   11 Greenway Plaza, Suite 100              1735 Market Street, 51st Floor
    Houston, Texas  77046-1173           Philadelphia, Pennsylvania  19103-7599

        Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date
                                                       of this Amendment

It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b)
         -----

           X    on February 29, 2004 pursuant to paragraph (b)
         -----

                60 days after filing pursuant to paragraph (a)(1)
         -----
                 on (date), pursuant to paragraph (a)(1)
         -----
                 75 days after filing pursuant to paragraph (a)(2)
         -----
                 on (date) pursuant to paragraph (a)(2) of rule 485.
         -----

If appropriate, check the following box:

                 this post-effective amendment designates a new effective date
         -----   for a previously filed post-effective amendment.

                                                                 AIM SUMMIT FUND

                                                                     PROSPECTUS

                                                                  MARCH 1, 2004


AIM Summit Fund seeks to provide growth of capital.

--------------------------------------------------------------------------------


Shares of the fund are offered to and may be purchased by the general public primarily through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the Summit Plans), each a unit investment trust. Details of the plans, including the applicable creation and sales charges and the custodian fees, are found in each plan's respective Prospectus. You should read both this Prospectus and the Prospectus of your Summit Plan and keep both for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                A-1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND           A-1
------------------------------------------------------
PERFORMANCE INFORMATION                            A-2
------------------------------------------------------
Annual Total Returns                               A-2

Performance Table                                  A-2

FEE TABLE AND EXPENSE EXAMPLE                      A-3
------------------------------------------------------
Fee Table                                          A-3

Expense Example                                    A-3

FUND MANAGEMENT                                    A-4
------------------------------------------------------
The Advisor                                        A-4

Advisor Compensation                               A-4

Portfolio Managers                                 A-4

OTHER INFORMATION                                  A-4
------------------------------------------------------
Dividends and Distributions                        A-4

FINANCIAL HIGHLIGHTS                               A-5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-6
------------------------------------------------------
Pricing of Shares                                  A-6

Purchase of Shares                                 A-6

Redemption of Shares                               A-6

Exchanging Shares                                  A-7

Taxes                                              A-8

Open Account                                       A-8

Distribution and Service (12b-1) Fees              A-8

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.

    The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. The fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that they believe have the potential for growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflow or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than the prices of equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relatively low market liquidity, the relative lack of information about these companies and the potential lack of strict financial and accounting controls and standards.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1994..................................................................    -2.82%
1995..................................................................    35.14%
1996..................................................................    19.87%
1997..................................................................    24.22%
1998..................................................................    34.45%
1999..................................................................    50.76%
2000..................................................................   -14.74%
2001..................................................................   -33.80%
2002..................................................................   -30.10%
2003..................................................................    35.69%



    During the periods shown in the bar chart, the highest quarterly return was 37.12% (quarter ended December 31, 1999) and the lowest quarterly return was -30.33% (quarter ended March 31, 2001).

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index. The indices do not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended                                              INCEPTION
December 31, 2003)          1 YEAR       5 YEARS      10 YEARS         DATE
---------------------------------------------------------------------------------
Shares of the fund                                                    11/01/82
  Return Before Taxes         35.69%     (4.20)%        7.81%
  Return After Taxes
    on Distributions          35.69      (5.54)         5.93
  Return After Taxes
    on Distributions
    and Sales of Fund
    Shares                    23.20      (3.41)         6.32
---------------------------------------------------------------------------------
S & P 500(1)                  28.67      (0.57)        11.06
Custom Summit Index(2)        30.68      (1.66)        10.05                --
The Lipper Multi Cap
  Growth Index(3)             35.38      (1.76)         7.96                --
---------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(2) The Custom Summit Index is an index created by AIM to benchmark the AIM Summit Fund. The index consists of the following indices: 67% Russell 3000 Growth and 33% Russell 1000 Value. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000 Growth or Russell 2000 growth indices. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.


(3) The Lipper Multi Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES(1)
-----------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)
-----------------------------------------------------------------------------------
Management Fees                                                               0.64%

Distribution and/or Service (12b-1) Fees                                      0.30%

Other Expenses                                                                0.24%

Total Annual Fund Operating Expenses                                          1.18%

Fee Waiver and Expense Reimbursement(2)                                       0.19%

Net Expenses                                                                  0.99%
-----------------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) AIM Distributors has contractually agreed to waive 0.20% of the Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I.



As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Shares                                      $101     $356      $631      $1,415
--------------------------------------------------------------------------------

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor), 11 Greenway Plaza, Suite 100, Houston, TX 77046, serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 2003, the advisor received compensation of 0.64% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1990.


They are assisted by the Basic Value and Multicap Growth Teams. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/summit). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAIN DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for fiscal years 2003, 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.



                                                                            YEAR ENDED OCTOBER 31,
                                             ------------------------------------------------------------------------------------
                                                2003                  2002             2001               2000            1999
                                             ----------            -----------      ----------         ----------      ----------
Net asset value, beginning of period         $     7.37            $     9.35       $    22.82         $    20.17      $    14.96
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.01)                (0.03)           (0.03)(a)          (0.03)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       1.83                 (1.95)           (9.57)              5.85            6.16
=================================================================================================================================
    Total from investment operations               1.82                 (1.98)           (9.60)              5.82            6.16
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --                    --               --                 --           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --                    --            (3.87)             (3.17)          (0.91)
=================================================================================================================================
    Total distributions                              --                    --            (3.87)             (3.17)          (0.95)
=================================================================================================================================
Net asset value, end of period               $     9.19            $     7.37       $     9.35         $    22.82      $    20.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   24.69%               (21.18)%         (49.53)%            31.12%          42.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $1,913,954            $1,455,915       $1,755,447         $3,412,609      $2,624,615
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 0.99%(c)              1.00%            0.89%              0.72%           0.67%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.18%(c)              1.19%            1.09%              0.78%           0.67%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.18)%(c)            (0.30)%          (0.20)%            (0.11)%         (0.01)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                              61%                  101%             106%                98%             92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(c) Ratios are based on average daily net assets of $1,612,599,039.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that may materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the fund's Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when you will not be able to purchase or redeem shares.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session or any earlier NYSE closing time that day. The fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

PURCHASE OF SHARES

The fund will not offer its shares to the general public except through the Summit Plans. However, the following persons may purchase shares of the fund directly through the fund's sponsor, A I M Distributors, Inc. (the distributor) at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of A I M Management Group Inc. (AIM Management) or its affiliates, or of any investment company managed or advised by the advisor; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The fund reserves the right to reject any purchase order. The terms of offering of the Summit Plans are contained in each Plan's respective Prospectus.


    In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current Account Application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.


REDEMPTION OF SHARES

The following discussion relates only to those investors who hold shares of the fund directly. Planholders should consult their Plan's Prospectus for the requirements for redemption of fund shares held in a Plan.


    You may redeem your shares of the fund at any time without charge, either by a written request to AIM Investment Services, Inc. (the transfer agent), or by calling the transfer agent at (800) 959-4246, subject to the restrictions specified below. Upon receipt by the transfer agent of a proper request, the fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to the transfer agent, P.O. Box 4739, Houston, TX 77210-4739.


    Written requests for redemption must include: (1) original signatures of all registered owners; (2) your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable.

    The transfer agent requires a signature guarantee when you redeem by mail and: (1) the amount is greater than $250,000; (2) you request that payment be made to someone other than the name registered on the account; (3) you request that payment be sent somewhere other than the bank of record on the account; or
(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

    The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

    You may also request redemptions by telephone by calling the transfer agent at (800) 959-4246. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3) you do not hold physical share certificates; (4) you can provide proper identification information; (5) the proceeds of the redemption do not exceed $250,000; and (6) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not redeem by telephone. The transfer agent must receive your call during the hours the NYSE is open for business in order to effect the redemption at that day's closing price.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


    The transfer agent normally will send out checks within one business day, and in any event no more than seven days, after it accepts your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

    If you mail the transfer agent a request in good order to redeem your shares, it will mail you a check in the amount of the redemption proceeds to the address on record. If your request is not in good order, you may have to provide the transfer agent with additional documentation in order to redeem your shares.

    If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. The transfer agent uses reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

    You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. The transfer agent will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXCHANGING SHARES

The following discussion of exchanging shares is applicable only to shareholders who hold shares of the fund directly. If you acquired your shares of the fund through the Plans and terminated your Plan prior to completion, the exchange privilege described below is available to you following the expiration of the reinstatement period described in your Plan's prospectus.


    If you are a direct shareholder of the fund, you may, under certain circumstances, exchange your shares for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire.


PERMITTED EXCHANGES


Except as otherwise stated below, you may exchange your shares for Class A shares of another AIM or INVESCO fund without paying an additional sales charge. Subsequent purchases of fund shares will be subject to the sales charges (if any) specified in the applicable fund's prospectus.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:


- You must meet the minimum purchase requirements for the fund into which you are exchanging;



- Shares of the fund you wish to acquire must be available for sale in your state of residence;


- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE


Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or discontinue this privilege at any time.


BY MAIL


If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.


BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions. Every year, an account statement showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you. Any long-term or short-term capital gains realized from redemptions of shares of the fund will be subject to federal income tax.

    The foreign, state and local tax consequences of investing in shares of the fund may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

OPEN ACCOUNT

The following discussion of an open account is applicable only to those shareholders who hold shares of the fund directly.

    The fund maintains an open account for each shareholder, under which additional fund shares acquired through reinvestment of dividends and capital gains distributions are held by the transfer agent for the shareholder's account. A shareholder receives a statement from the transfer agent after each acquisition or redemption of fund shares, and after each dividend or capital gains distribution.

DISTRIBUTION AND SERVICE (12b-1) FEES

The fund has adopted a 12b-1 plan that allows the fund to pay distribution fees to the distributor for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


-------------------------------------------------------

BY MAIL:                  AIM Investment Services, Inc.
                          11 Greenway Plaza, Suite 100
                          Houston, TX 77046-1173

BY TELEPHONE:             (800) 347-4246

-------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM SUMMIT FUND
 SEC 1940 Act file number: 811-3443
------------------------------------

AIMinvestments.com               SUM2-PRO-1

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


-------------------------------------------------------

BY MAIL:                  AIM Investment Services, Inc.
                          11 Greenway Plaza, Suite 100
                          Houston, TX 77046-1173

BY TELEPHONE:             (800) 347-4246

-------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM SUMMIT FUND
 SEC 1940 Act file number: 811-3443
------------------------------------

AIMinvestments.com               SUM-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM SUMMIT FUND
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO AIM SUMMIT FUND. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                          AIM INVESTMENT SERVICES, INC.

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246


                                   ----------




THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2004, RELATES TO THE PROSPECTUS FOR AIM SUMMIT FUND ALSO DATED MARCH 1, 2004.

                                 AIM SUMMIT FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2004


                                TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.............................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................2
                  Equity Investments..............................................................................6
                  Foreign Investments.............................................................................6
                  Debt Investments................................................................................8
                  Other Investments...............................................................................8
                  Investment Techniques...........................................................................9
                  Derivatives....................................................................................12
         Fund Policies...........................................................................................18
         Temporary Defensive Positions...........................................................................20

MANAGEMENT OF THE TRUST..........................................................................................20
         Board of Trustees.......................................................................................20
         Management Information..................................................................................20
                  Trustee Ownership of Fund Shares...............................................................22
                  Factors Considered in Approving the Investment Advisory Agreement..............................22
         Compensation............................................................................................23
                  Retirement Plan For Trustees...................................................................23
                  Deferred Compensation Agreements...............................................................23
         Codes of Ethics.........................................................................................24
         Proxy Voting Policies...................................................................................24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................24

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................24
         Investment Advisor......................................................................................24
         Service Agreements......................................................................................26
         Other Service Providers.................................................................................26

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................27
         Brokerage Transactions..................................................................................27
         Commissions.............................................................................................27
         Brokerage Selection.....................................................................................28
         Directed Brokerage (Research Services)..................................................................28
         Regular Brokers or Dealers..............................................................................29
         Allocation of Portfolio Transactions....................................................................29
         Allocation of Initial Public Offering ("IPO") Transactions..............................................29

PURCHASE, EXCHANGE, REDEMPTION AND PRICING OF SHARES.............................................................30
         Purchase and Redemption of Shares.......................................................................30
         Exchanges...............................................................................................30
         General Information Regarding Purchases, Exchanges and Redemptions......................................32
         Calculation of Net Asset Value..........................................................................33

                                                                                                               PAGE
         Redemption In Kind......................................................................................34
         Backup Withholding......................................................................................34

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................35
         Dividends and Distributions.............................................................................35
         Tax Matters.............................................................................................36

DISTRIBUTION OF SECURITIES.......................................................................................42
         The Distribution Plan...................................................................................42
         The Distribution Agreement..............................................................................44

CALCULATION OF PERFORMANCE DATA..................................................................................45
         Pending Litigation......................................................................................49

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

PROXY VOTING POLICIES...........................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

ADMINISTRATIVE SERVICES FEES....................................................................................G-1

BROKERAGE COMMISSIONS...........................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS.................I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN AND
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN....................................................J-1

AVERAGE ANNUAL TOTAL RETURNS....................................................................................K-1

PENDING LITIGATION..............................................................................................L-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Summit Fund (referred to alternatively below as the "Trust" or the "Fund") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, series management investment company. Under the Amended and Restated Agreement and Declaration of Trust, dated December 6, 1999 as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Fund was originally organized on February 17, 1982, as AIM Summit Fund, Inc., a Maryland corporation ("ASF Inc."). Pursuant to an Agreement and Plan of Reorganization, ASF Inc. was reorganized as the Trust on July 24, 2000.

         The Fund currently offers only one series of shares. Prior to the reorganization, the Class II Shares of ASF Inc. were reclassified and changed into Class I Shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to July 24, 2000, relating to the Fund is that of the Class I Shares of ASF Inc.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors. These assets constitute the underlying assets of the Fund, and are charged with the expenses of the Fund.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board. Each share of the Fund has identical voting, dividend, liquidation and other rights on the same terms and conditions.

         Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares). When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. The Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS


         The table on the following pages identifies various securities and investment techniques used by A I M Advisors, Inc. ("AIM") in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage the Fund. The Fund may not use all of these techniques at any one time. The Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.


         It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Trustees without shareholder approval.

         Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

         1. Core Stocks. These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

         2. Emerging Growth Stocks. These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

         3. Value-Oriented Stocks. These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.

         The receipt by the Fund of new money primarily through the medium of continuing investments under periodic payment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. However, such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.


                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                          EQUITY INVESTMENTS

Common Stock                                                     X
Preferred Stock                                                  X
Convertible Securities                                           X
Alternative Entity Securities                                    X

                         FOREIGN INVESTMENTS

Foreign Securities                                               X
Foreign Government Obligations
Foreign Exchange Transactions                                    X

                           DEBT INVESTMENTS

Liquid Assets                                                    X
U.S. Government Obligations                                      X
Investment Grade Corporate Debt Obligations                      X
Junk Bonds

                     OTHER INVESTMENTS

REITs                                                            X
Other Investment Companies                                       X
Defaulted Securities
Municipal Forward Contracts
Variable or Floating Rate Instruments
Indexed Securities
Zero-Coupon and Pay-in-Kind Securities
Synthetic Municipal Instruments

                        INVESTMENT TECHNIQUES

Delayed Delivery Transactions
When-Issued Securities
Short Sales                                                      X
Margin Transactions
Swap Agreements                                                  X
Interfund Loans                                                  X
Borrowing                                                        X
Lending Portfolio Securities                                     X
Repurchase Agreements                                            X
Reverse Repurchase Agreements
Dollar Rolls
Illiquid Securities                                              X
Rule 144A Securities                                             X
Unseasoned Issuers                                               X
Portfolio Transactions
Sale of Money Market Securities
Standby Commitments

                             DERIVATIVES

Equity-Linked Derivatives                                        X
Put Options                                                      X
Call Options                                                     X
Straddles                                                        X
Warrants                                                         X
Futures Contracts and Options on Futures Contracts               X
Forward Currency Contracts                                       X
Cover                                                            X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         The Fund may invest up to 20% of its total assets in foreign securities.

         Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


         Risk of Developing Countries. The Fund may invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.


FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. The Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Fund may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments


         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).



         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Fund will purchase only investment grade corporate debt securities.


         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         The Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

         SHORT SALES. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may pledge no more than 10% of its total assets as collateral for short sales at any time.

         MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and the Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of its total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. The Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Fund may invest its cash balances in joint accounts with other AIM funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.


         The Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;

(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review the Fund's holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives represent interests in trusts that are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular securities index. Generally, these Equity-Linked Derivatives are only redeemable in large blocks of shares. These Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to reductions in the Equity-Linked Derivatives' performance attributable to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of its total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of its total assets.

         Pursuant to federal securities laws and regulations, the Fund's use of options may require the Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         The Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." The Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         The Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options, (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if the Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that the Fund enters into Futures Contracts and options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities laws and regulations, the Fund's use of forward currency contracts may require the Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining its maximum allowable investment in illiquid securities.

         Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which AIM must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed without approval of the Fund's voting securities.


         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.



         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.


         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.



         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental objectives, policies and restrictions as the Fund.



         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.



         (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Fund and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.


         The standing committees of the Board of Trustees are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.



         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent auditors; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to the Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended October 31, 2003, the Audit Committee held seven meetings.



         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.



         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2003, the Governance Committee held five meetings.



         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.



         The members of the Investments Committee are Messrs. Baker, Bayley, Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended October 31, 2003, the Investments Committee held four meetings.


         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2003, the Valuation Committee held one meeting.



         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain formed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended October 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.





Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM was re-approved by the Fund's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of the Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending funds is in the best interests of each lending fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending fund and its respective shareholders.


         After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's advisory agreement was in the best interests of the Fund and its shareholders and approved the agreement.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year December 31, 2003 is found in Appendix C.


Retirement Plan For Trustees


         The Trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.



         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.


         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements


         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds and/or INVESCO Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund and/or INVESCO Fund from which they are deferring compensation.

CODES OF ETHICS


         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


PROXY VOTING POLICIES


         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.



         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of the Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Information about the ownership of the Fund's shares by beneficial or record owners of and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


         AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


         As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.


         AIM is also responsible for furnishing to the Fund the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for its operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.


         The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


         Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:


                        NET ASSETS                       ANNUAL RATE
                        ----------                       -----------
                First $10 million                           1.00%
                Next $140 million                           0.75%
                Assets in excess of $150 million           0.625%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


         AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



         The management fees payable by the Fund, the amounts waived by AIM, if any, and the net fees paid by the Fund for the last three fiscal years ended October 31 are found in Appendix F.



          SECURITIES LENDING ARRANGEMENTS. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.


          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


         Administrative services fees paid to AIM by the Fund for the last three fiscal years ended October 31 are found in Appendix G.


OTHER SERVICE PROVIDERS


         TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Fund.



         The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and its accounts. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.


         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Fund. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201

Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Fund.


         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         Brokerage commissions paid the Fund during the last three fiscal years ended October 31 are found in Appendix H.


COMMISSIONS

         During the last three fiscal years ended October 31, the Fund paid no brokerage commissions to brokers affiliated with the Fund, AIM, AIM Distributors, or any affiliates of such entities.


         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Money Market Funds) provided the Fund follows procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


DIRECTED BROKERAGE (RESEARCH SERVICES)


         Directed brokerage (research services) paid by the Fund during the last fiscal year ended October 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS


         Information concerning the Fund's acquisition of securities of its regular brokers or dealers during the last fiscal year ended October 31, 2003 is found in Appendix I.


ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:


         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.


              PURCHASE, EXCHANGE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the Fund are sold to the Summit Plans at net asset value.

         The Fund's Prospectus provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase shares of the Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of shares of the Fund upon the termination or completion of their periodic payment plans.


         Shareholder inquiries concerning the status of an account should be directed to AIS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.


EXCHANGES

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.


         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions


         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value per share of the Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Fund's transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.



         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.



         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Withdrawal Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income.

         The Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

GENERAL INFORMATION REGARDING PURCHASES, EXCHANGES AND REDEMPTIONS


         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.



         TIMING OF PURCHASE ORDERS. It is the responsibility of the shareholder to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the shareholder to submit an order within the prescribed time frame will be borne by the shareholder. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the shareholder will be responsible for any resulting loss to the Fund or to AIM Distributors.


         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of the Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. The Fund may waive or modify any signature guarantee requirements at any time.


         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.



         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. By signing the form, an investor acknowledges that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.



         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that he maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.


CALCULATION OF NET ASSET VALUE

         The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Fund in cash. It is possible that future conditions may make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.


         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.


         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.


         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES. Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS. Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


          It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Fund unless the shareholder has requested in writing prior to the record date to receive such dividends and distributions in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.



         Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by AIS prior to the applicable record date. Any dividend and distribution election will remain in effect until AIS receives a revised written election by the shareholder.


         Distributions paid by a fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service (the "IRS") has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that the Fund is using an improper method of allocation and has under distributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.


         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.



         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss (unless an election to treat gain/loss as capital is available).


         Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Fund is permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock. For these reasons, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. The Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.


         The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


         Ordinary income dividends paid by the Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by the Fund that do not constitute ordinary income earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another AIM Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


         If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition.


         BACKUP WITHHOLDING. The Fund may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Exchange, Redemption and Pricing of Shares - Backup Withholding".


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions made that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.


         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund.



         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 26, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                           DISTRIBUTION OF SECURITIES

THE DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides that the Fund pay 0.30% per annum of its average daily net assets as compensation to AIM Distributors for payments made to others who provide shareholder services and for marketing and distribution activities which are primarily intended to result in the sale of the shares of the Fund.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for the Fund. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors.

During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

         AIM Distributors has contractually agreed to waive a portion of the fees otherwise payable to it under the Distribution Plan, based upon the extent to which shares of the Fund are held by AIM Summit Investors Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees will accrue at the rate of 0.10% per annum of the average daily net assets with respect to shares held by Plans I, and will accrue at the rate of 0.30% per annum of the average daily net assets with respect to the shares of the fund held by all other shareholders. Accruing fees at two different rates will result in a "blended" distribution fee that will be payable from all assets of the Fund. AIM Distributors may not revoke or revise its contractual waiver of distribution fees without approval of shareholders of the Fund.

         The Distribution Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Distribution activities appropriate for financing under the Distribution Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Distribution Plan.

         Amounts payable by the Fund under the Distribution Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. The Distribution Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Fund will not be obligated to pay more than that fee.

         AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the shares of the Fund to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the shares of the Fund; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in shares of the Fund; and providing such other information and services as the Fund or the customer may reasonably request.

         Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the shares of the Fund are held.

         The Distribution Plan is subject to limitations imposed by NASD Regulation, Inc. If a dealer or financial institution, including AIM Distributors acting as principal, provides personal services to a beneficial owner of shares, the payments the dealer or financial institution receives for those services pursuant to the Distribution Plan are characterized as service fees. Service fees received by a dealer or financial institution, including AIM Distributors acting as principal, may not exceed 0.25% per annum of the average net assets of the fund attributable to its customers. Any fees the dealer or financial institution, including AIM Distributors acting as principal, receives in excess of that amount are characterized as asset-based sales charges. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Distribution Plan. These payments are an obligation of the Fund and not of AIM Distributors.

         As required by Rule 12b-1, the Distribution Plan and related form of Shareholder Service Agreement were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Fund and its respective shareholders.

         The anticipated benefits that may result from the Distribution Plan with respect to the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

         Unless terminated earlier in accordance with its terms, the Distribution Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. The Distribution Plan may be terminated by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding voting securities of the Trust.

         Any change in the Distribution Plan that would increase materially the distribution expenses paid by the Fund requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.


         See Appendix J for a list of the amounts paid to AIM Distributors pursuant to the Distribution Plan as well as an estimate by category of the allocation of those fees for the fiscal year ended October 31, 2003.


THE DISTRIBUTION AGREEMENT


         The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and wholly owned subsidiary of AIM, under which the Fund will issue shares at net asset value primarily to State Street Bank, as custodian for the Summit Plans. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. AIM Distributors acts as sponsor and principal underwriter of the Summit Plans. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."


         AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund.

         The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment. Certain trustees and officers of the Fund are affiliated with AIM Distributors and AIM Management.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where   P      =    a hypothetical initial payment of $1,000.

        T      =    average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods).

        n      =    number of years.

        ERV    =    ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).


         The average annual total returns for the Fund for the one, five and ten-year periods ended October 31 are found in Appendix K.


         Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total returns for the Summit Plans assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent investments and reflect the deduction of the maximum Creation and Sales Charges that would be paid by the investor over the life of a completed 15-year periodic payment plan. Because the standardized total returns for the Summit Plans assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I or Plans II prospectus, as applicable, for more complete information on Creation and Sales Charges.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where
        P      =    a hypothetical initial payment of $1,000;

        U      =    average annual total return assuming payment of only a
                    stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

        n      =    number of years; and

        ERV    =    ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV


Where   P      =    a hypothetical initial payment of $1,000;

        V      =    cumulative total return assuming payment of all of, a stated
                    portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

        ERV    =    ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.


         The cumulative total returns for the Fund for the one, five and ten year periods ended October 31 are found in Appendix K.


Average Annual Total Return (After Taxes on Distributions) Quotation

         The Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T) = ATV
                                             D

Where   P      =    a hypothetical initial payment of $1,000;

        T      =    average annual total return (after taxes on distributions);

        n      =    number of years; and

        ATV    =    ending value of a hypothetical $1,000 payment made at the
           D        beginning of the one, five or ten year periods (or since
                    inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for the Fund, with respect to its shares, for the one, five and ten year periods ended October 31 are found in Appendix J.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where   P      =    a hypothetical initial payment of $1,000;

        T      =    average annual total return (after taxes on distributions
                    and redemption);

        n      =    number of years; and

        ATV    =    ending value of a hypothetical $1,000 payment made at the
           DR       beginning of the one, five, or ten year periods (or since
                    inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its shares, for the one, five and ten year periods ended October 31 are found in Appendix K.


Performance Information

         Generally, all advertisements of the Fund will disclose the maximum Creation and Sales Charges and Custodian Fees imposed by Plans I or AIM Summit Investors Plans II ("Plans II"), as applicable, over the life of a completed 15-year periodic payment plan. If any advertised performance data does not reflect the maximum Creation and Sales Charges and Custodian Fees, such advertisement will disclose that the Creation and Sales Charges and Custodian Fees have not been deducted in computing the performance data, and that, if reflected, the Creation and Sales Charges and Custodian Fees would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                      Society of CLU & ChFC            Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Standard & Poor's 500 Stock Index           Russell 3000--Registered Trademark-- Index
         Dow Jones Industrial Average                Lipper Multi-Cap Core Fund Index
         Russell 3000 Growth Index                   Lipper Multi-Cap Growth Fund Index

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasury Notes
         90-day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to its use as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio;
(ii) certain selling group members; (iii) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (iv) capitalization and sector analyses of holdings in the Fund's portfolios.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

PENDING LITIGATION


         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served as of February 23, 2004 is set forth in Appendix L.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Fund employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              TRUSTEES AND OFFICERS

                              AS OF JANUARY 1, 2004



================================================================================
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVECO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.
================================================================================



                                    TRUSTEE
                                     AND/OR                                                              OTHER
    NAME, YEAR OF BIRTH AND         OFFICER                                                         DIRECTORSHIP(S)
POSITION(s) HELD WITH THE TRUST      SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------      -----      -------------------------------------------         ---------------
-------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------

Robert H. Graham(1) --  1946          1982   Director and Chairman, A I M Management Group Inc.     None
Trustee, Chairman and President              (financial services holding company); and Director
                                             and Vice Chairman, AMVESCAP PLC and Chairman of
                                             AMVESCAP PLC - AIM Division (parent of AIM and a
                                             global investment management firm)

                                             Formerly: President and Chief Executive Officer,
                                             A I M Management Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor), A I M Distributors, Inc. (registered broker
                                             dealer), AIM Investment Services, Inc., (registered
                                             transfer agent), and Fund Management Company
                                             (registered broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - Managed Products
-------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951         2003   Director, President and Chief Executive Officer,       None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and President,
                                             A I M Advisors, Inc. (registered investment advisor);
                                             Director, A I M Capital Management, Inc. (registered
                                             investment advisor) and A I M Distributors, Inc.
                                             (registered broker dealer), Director and Chairman,
                                             AIM Investment Services, Inc. (registered transfer
                                             agent), and Fund Management Company (registered
                                             broker dealer); and Chief Executive Officer, AMVESCAP
                                             PLC - AIM Division (parent of AIM and a global
                                             investment management firm);

                                             Formerly: ; Director, Chairman, President and Chief
                                             Executive Officer of INVESCO Funds
-------------------------------------------------------------------------------------------------------------------


--------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.



(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                    TRUSTEE
                                     AND/OR                                                              OTHER
    NAME, YEAR OF BIRTH AND         OFFICER                                                         DIRECTORSHIP(S)
POSITION(s) HELD WITH THE TRUST      SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------      -----      -------------------------------------------         ---------------
                                             Group, Inc. and INVESCO Distributors, Inc.; Chief
                                             Executive Officer, AMVESCAP PLC - Managed Products;
                                             Chairman and Chief Executive Officer of NationsBanc
                                             Advisors, Inc.; and Chairman of NationsBanc
                                             Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------

Bob R. Baker -- 1936                 2003    Retired
Trustee                                                                                             None
                                             Formerly: President and Chief Executive Officer,
                                             AMC Cancer Research Center; and Chairman and
                                             Chief Executive Officer, First Columbia Financial
                                             Corporation

-----------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939             2001     Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
Trustee                                                                                             (registered
                                             Formerly:  Partner, law firm of Baker & McKenzie       investment company)

-----------------------------------------------------------------------------------------------------------------------
James T. Bunch -- 1942              2003     Co-President and Founder, Green, Manning & Bunch       None
Trustee                                      Ltd., (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation
-----------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett -- 1944           1992     Chairman, Crockett Technology Associates               ACE Limited
Trustee                                      (technology consulting company)                        (insurance company);
                                                                                                    and Captaris, Inc.
                                                                                                    (unified messaging
                                                                                                    provider)
-----------------------------------------------------------------------------------------------------------------------
Albert R. Dowden --  1941           2000     Director of a number of public and private             Cortland Trust, Inc.
Trustee                                      business corporations, including the Boss Group,       (Chairman)
                                             Ltd, (private investment and management) and           (registered
                                             Magellan Insurance Company; formerly President,        investment company);
                                             Chief Executive Officer and Director, Volvo            Annuity and Life Re
                                             Group North America, Inc.; Senior Vice                 (Holdings), Ltd.
                                             President, AB Volvo and director of various            (insurance company)
                                             affiliated Volvo Group companies
-----------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935         1998     Retired                                                None
Trustee
                                             Formerly, Chairman, Mercantile Mortgage Corp.;
                                             President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------

                                    TRUSTEE
                                     AND/OR                                                              OTHER
    NAME, YEAR OF BIRTH AND         OFFICER                                                         DIRECTORSHIP(S)
POSITION(s) HELD WITH THE TRUST      SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------      -----      -------------------------------------------         ---------------
Jack M. Fields -- 1952              1997     Chief Executive Officer, Twenty First Century          Administaff,
Trustee                                      Group, Inc. (government affairs company) and           Discovery Global
                                             Texana Timber LP (sustainable forestry company)        Education Fund
                                                                                                    (non-profit)
-----------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937             1982     Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
Trustee                                      Frankel LLP                                            (registered
                                                                                                    investment company)
-----------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis -- 1933             2003     Chairman, Lawsuit Resolution Services (San             General Chemical
Trustee                                      Diego, California)                                     Group, Inc.,

                                             Formerly:  Associate Justice of the California
                                             Court of Appeals
-----------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950          1998     Formerly, Chief Executive Officer, YWCA of the         None
Trustee                                      USA
-----------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942            1982     Partner, law firm of Pennock & Cooper                  None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935             2001     Retired                                                None
Trustee
-----------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939              1989     Executive Vice President, Development and              None
Trustee                                      Operations Hines Interests Limited Partnership
                                             (real estate development company)
-----------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D. -- 1942           2003     Retired                                                None
Trustee
-----------------------------------------------------------------------------------------------------------------------

                                    TRUSTEE
                                     AND/OR                                                              OTHER
    NAME, YEAR OF BIRTH AND         OFFICER                                                         DIRECTORSHIP(S)
POSITION(s) HELD WITH THE TRUST      SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS         HELD BY TRUSTEE
-------------------------------      -----      -------------------------------------------         ---------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
Kevin M. Carome -- 1956             2003     Director, Senior Vice President, Secretary and         N/A
Senior Vice President                        General Counsel, A I M Management Group Inc.
                                             (financial services holding company) and A I M
                                             Advisors, Inc.; and Vice President, A I M
                                             Capital Management, Inc., A I M Distributors,
                                             Inc. and AIM Investment Services, Inc.;
                                             Director, Vice President and General Counsel,
                                             Fund Management Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955              2002     Managing Director and Director of Money Market         N/A
Vice President                               Research and Special Projects, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943             1992     Vice President and Chief Compliance Officer,           N/A
Vice President                               A I M Advisors, Inc. and A I M Capital
                                             Management, Inc.; and Vice President, AIM
                                             Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
Sidney M. Dilgren(3) -- 1961        2004     Vice President and Fund Treasurer, A I M               N/A
Vice President and Treasurer                 Advisors, Inc.; Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice President,
                                             A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen-- 1940              1999     Vice President, A I M Advisors, Inc.; and              N/A
Vice                                         President President, Chief
                                             Executive Officer and Chief
                                             Investment Officer, A I M Capital
                                             Management, Inc.


---------------

(3) Ms. Dilgren became Vice President and Treasurer of the Trust on January 1, 2004.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES              TRUSTEE IN THE AIM FUNDS AND
     NAME OF TRUSTEE                            PER FUND                                  INVESCO FUNDS
---------------------------         ---------------------------------            --------------------------------
Robert H. Graham                              $1 - $10,000                                Over $100,000

Mark H. Williamson                                 -0-                                    Over $100,000

Bob R. Baker                                       -0-                                    Over $100,000

Frank S. Bayley                                    -0-                                  $50,001 - $100,000

James T. Bunch                                     -0-                                    Over $100,000

Bruce L. Crockett                                  -0-                                  $10,001 - $50,000

Albert R. Dowden                                   -0-                                    Over $100,000

Edward K. Dunn, Jr.                                -0-                                    Over $100,000(4)

Jack M. Fields                                     -0-                                    Over $100,000(4)

Carl Frischling                                    -0-                                    Over $100,000(4)

Gerald J. Lewis                                    -0-                                  $50,001 - $100,000

Prema Mathai-Davis                                 -0-                                    $1 - $10,000(4)

Lewis F. Pennock                                   -0-                                  $50,001 - $100,000

Ruth H. Quigley                                    -0-                                     $1 -$10,000

Louis S. Sklar                                     -0-                                    Over $100,000(4)

Larry Soll, Ph.D.                                  -0-                                    Over $100,000



4. Includes the total compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM and/or INVESCO during the year ended December 31, 2003:



                                                               RETIREMENT
                                                                BENEFITS        ESTIMATED               TOTAL
                                                                 ACCRUED     ANNUAL BENEFITS         COMPENSATION
                                           AGGREGATE             BY ALL      UPON RETIREMENT         FROM ALL AIM
                                       COMPENSATION FROM      AIM FUNDS AND    FOR ALL AIM        FUNDS AND INVESCO
                                              THE                INVESCO        FUNDS AND           FUNDS PAID TO
               TRUSTEE                      TRUST(1)            Funds(2)     INVESCO FUNDS(3)        TRUSTEES(4)
-----------------------------------    -----------------      -------------  ----------------     -----------------
Bob R. Baker(5)                                 $      0           $ 32,635          $114,131              $154,554

Frank S. Bayley                                    1,902            131,228            90,000               159,000

James T. Bunch(5)                                      0             20,436            90,000               138,679

Bruce L. Crockett                                  1,914             46,000            90,000               160,000

Albert R. Dowden                                   1,902             57,716            90,000               159,000

Edward K. Dunn, Jr.                                1,914             94,860            90,000               160,000

Jack M. Fields                                     1,901             28,036            90,000               159,000

Carl Frischling(6)                                 1,914             40,447            90,000               160,000

Gerald J. Lewis(5)                                     0             20,436            90,000               142,054

Prema Mathai-Davis                                 1,914             33,142            90,000               160,000

Lewis F. Pennock                                   1,914             49,610            90,000               160,000

Ruth H. Quigley                                    1,914            126,050            90,000               160,000

Louis S. Sklar                                     1,914             72,786            90,000               160,000

Larry Soll(5)                                          0             48,830           108,090               140,429



(1) Amounts shown are based on the fiscal year ended October 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2003, including earnings, was $6,657.



(2) During the fiscal year ended October 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $17,563.



(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustees' retirement. These estimated benefits assume retirement at age 65 for the AIM Funds and at age 72 for the INVESCO Funds. Amounts shown assume each trustee serves until his or her normal retirement date and has 10 years of service.



(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM in such complex.



(5)  Elected as trustees of the Trust on October 21, 2003.



(6) During the fiscal year ended October 31, 2003 the Trust paid $4,659 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES



REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10, 2003
ADOPTED BY THE BOARD OF DIRECTORS OF EACH OF A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., AIM PRIVATE ASSET MANAGEMENT, INC. AND AIM ALTERNATIVE ASSET MANAGEMENT COMPANY, INC. JUNE 26, 2003



                         (REVISED AS OF JANUARY 8, 2004)



A.       PROXY POLICIES



         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



         I.       BOARDS OF DIRECTORS



                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



                  There are some actions by directors that should result in votes being withheld. These instances include directors who:



                  o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;



                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;



                  o Implement or renew a dead-hand or modified dead-hand poison pill;



                  o Sit on the boards of an excessive number of companies;



                  o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;



                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



                  o Long-term financial performance of the target company relative to its industry;



                  o        Management's track record;



                  o        Portfolio manager's assessment;

                  o        Qualifications of director nominees (both slates);



                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



                  o        Background to the proxy contest.



         II.      INDEPENDENT AUDITORS



                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



                  o It is not clear that the auditors will be able to fulfill their function;



                  o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



                  o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



         III.     COMPENSATION PROGRAMS



                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



                  o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



                  o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



                   o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



                  o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



                  o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



         IV.      CORPORATE MATTERS



                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



                  o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



                  o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



                  o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



         V.       SHAREHOLDER PROPOSALS



                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



                  o We will generally abstain from shareholder social and environmental proposals.



                  o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



                  o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



                  o We will generally vote for proposals to lower barriers to shareholder action.



                  o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



         VI.      OTHER



                  o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



                  o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



                  o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                           AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B.       PROXY COMMITTEE PROCEDURES



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.



         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Directors/Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.       BUSINESS/DISASTER RECOVERY



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS shallto vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       RESTRICTIONS AFFECTING VOTING



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


         All information listed below is as of February 3, 2004.






          NAME AND ADDRESS OF                                              PERCENTAGE OWNED OF
          PRINCIPAL HOLDER                                                        RECORD
          ---------------------------------------------------------- ---------------------------------
          AIM Summit Investors Plans I, a unit investment
          trust sponsored by A I M Distributors, Inc.                             93.75%
          11 Greenway Plaza, Suite 100
          Houston, Texas 77046


MANAGEMENT OWNERSHIP


         As of February 3, 2004, the trustees and officers as a group owned less than 1% of the shares of the Fund.

                                   APPENDIX F


                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31 the management fees by the Fund, the amounts waived by AIM and the net fee paid by the Fund were as follows:



                     2003
                        Management Fee Payable                              $10,291,244
                                                                            -----------

                        Management Fee Waivers                                $  14,268
                                                                            -----------

                        Net Management Fee Paid                             $10,276,976
                                                                            -----------



                     2002
                        Management Fee Payable                              $11,027,317
                                                                            -----------

                        Management Fee Waivers                              $    11,278
                                                                            -----------

                        Net Management Fee Paid                             $11,016,039
                                                                            -----------



                     2001
                        Management Fee Payable                              $14,510,226
                                                                            -----------

                        Management Fee Waivers                              $     3,536
                                                                            -----------

                        Net Management Fee Paid                             $14,506,690
                                                                            -----------

                                   APPENDIX G


                          ADMINISTRATIVE SERVICES FEES

         The Fund paid AIM the following amounts for administrative services during the last three fiscal years ended October 31:



                              2003             $352,206

                              2002             $256,736

                              2001             $185,710

                                   APPENDIX H


                              BROKERAGE COMMISSIONS



         Brokerage commissions(1) paid by the Fund(2) during the last three fiscal years ended October 31 were as follows:




                           2003            $3,147,656

                           2002            $4,660,609

                           2001            $4,439,592


----------

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.



(2) The variation in the brokerage commissions paid by the Fund for the fiscal year ended October 31, 2003, as compared to the two prior fiscal years, was due to a decrease in portfolio turnover.

                                   APPENDIX I


             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS



         During the last fiscal year ended October 31, 2003, the Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:



                                                      Related Brokerage
Fund                                 Transactions        Commissions
----                                 ------------     -----------------
AIM Summit Fund                      $300,874,661     $         449,998



         During the last fiscal year ended October 31, 2003, the fund held securities issued by the following companies, which are "regular" brokers or dealers.



Issuer                                             Security                    Market Value
------                                             --------                    ------------
Goldman Sachs Group, Inc. (The)                  Common Stock                  $ 19,249,500
Lehman Brothers Holdings Inc.                    Common Stock                    27,057,600
Merrill Lynch & Co., Inc.                        Common Stock                    16,724,000
Morgan Stanley Dean Witter & Co                  Common Stock                    15,308,730

                                   APPENDIX J


     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         For the fiscal year ended October 31, 2003, the Fund paid AIM Distributors $1,772,246 pursuant to its Distribution Plan.


ALLOCATION OF ACTUAL FEES PAID PURSUANT TO THE DISTRIBUTION PLAN


         The following is an estimate, by category, of the allocation of actual fees paid by the Fund during the fiscal year ended October 31, 2003:



                   ADVERTISING                                           $   16,048

                   PRINTING & MAILING                                         2,323

                   SEMINARS                                                   7,441

                   UNDERWRITERS COMPENSATION                                    -0-

                   DEALERS COMPENSATION                                   1,746,434

                                   APPENDIX K


                          AVERAGE ANNUAL TOTAL RETURNS

AIM SUMMIT FUND


         The average annual total returns for the Fund for the periods ended October 31, 2003, were as follows:



                           1 YEAR               24.53%

                           5 YEARS              -1.47%

                          10 YEARS               7.13%


AIM SUMMIT INVESTORS PLANS I

         The average annual total returns for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:



                             1 YEAR               13.88%

                             5 YEARS              -3.20%

                            10 YEARS               6.19%


         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:



                            1 YEAR               20.45%

                            5 YEARS               N/A

                           10 YEARS               N/A


         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT FUND


         The average annual total returns (after taxes on distributions) for the Fund for the periods ended October 31, 2003, were as follows:



                            1 YEAR               24.53%

                            5 YEARS              -3.07%

                           10 YEARS               5.03%


AIM SUMMIT INVESTORS PLANS I

         The average annual total returns (after taxes on distributions) for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:


                             1 YEAR               13.88%

                             5 YEARS              -4.78%

                            10 YEARS               4.11%


         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns (after taxes on distributions) for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:


                        1 YEAR               20.45%

                        5 YEARS               N/A

                       10 YEARS               N/A


         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT FUND


         The average annual total returns (after taxes on distributions and redemption) for the Fund for the periods ended October 31, 2003, were as follows:



                              1 YEAR               15.94%

                              5 YEARS              -1.09%

                             10 YEARS               5.61%


AIM SUMMIT INVESTORS PLANS I

         The average annual total returns (after taxes on distributions and redemption) for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:



                                1 YEAR                9.02%

                                5 YEARS              -2.54%

                               10 YEARS               4.77%


         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns (after taxes on distributions and redemption) for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:



                                 1 YEAR               13.29%

                                 5 YEARS               N/A

                                10 YEARS               N/A


         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT FUND


         The cumulative total returns for the Fund for the periods ended October 31, 2003, were as follows:



                               1 YEAR               24.53%

                               5 YEARS              -7.13%

                              10 YEARS              99.18%

                                   APPENDIX L
                               PENDING LITIGATION



         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties have been served as of February 23, 2004.



         RAJ SANYAL, DERIVATELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
         V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief; including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including attorneys' and experts' fees; and equitable relief.



         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC., AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiffs in this case are seeking damages and costs and expenses, including attorneys' and experts' fees.



         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

         GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and
         Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; attorneys' and experts' fees; and other relief.



         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND),

         INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOW AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD
         J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC.; AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC.; AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court,

         District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortuous interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS




                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Summit Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Summit Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on the financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2003
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.93%

ADVERTISING-1.22%

Interpublic Group of Cos., Inc. (The)(a)         1,563,700   $   23,267,856
===========================================================================

AEROSPACE & DEFENSE-3.35%

Alliant Techsystems Inc.(a)                        321,450       16,638,252
---------------------------------------------------------------------------
Engineered Support Systems, Inc.                   135,000        9,127,350
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               268,300       12,540,342
---------------------------------------------------------------------------
Lockheed Martin Corp.                              300,000       13,908,000
---------------------------------------------------------------------------
United Technologies Corp.                          140,000       11,856,600
===========================================================================
                                                                 64,070,544
===========================================================================

APPAREL RETAIL-1.42%

Chico's FAS, Inc.(a)                               215,000        8,071,100
---------------------------------------------------------------------------
Gap, Inc. (The)                                  1,003,600       19,148,688
===========================================================================
                                                                 27,219,788
===========================================================================

APPLICATION SOFTWARE-0.99%

Amdocs Ltd. (United Kingdom)(a)                    547,900       11,757,934
---------------------------------------------------------------------------
Intuit Inc.(a)                                     145,000        7,247,100
===========================================================================
                                                                 19,005,034
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.31%

Janus Capital Group Inc.                           418,000        5,910,520
===========================================================================

BIOTECHNOLOGY-2.33%

Amgen Inc.(a)                                      224,100       13,840,416
---------------------------------------------------------------------------
Gen-Probe Inc.(a)                                  120,000        3,212,400
---------------------------------------------------------------------------
Genzyme Corp.(a)                                   192,700        8,844,930
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           100,600        5,490,748
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                       77,200        2,712,036
---------------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                        223,000       10,547,900
===========================================================================
                                                                 44,648,430
===========================================================================

COMMUNICATIONS EQUIPMENT-4.45%

Cisco Systems, Inc.(a)                           1,095,300       22,979,394
---------------------------------------------------------------------------
McDATA Corp.-Class A(a)                            275,000        2,840,750
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            700,000       11,893,000
---------------------------------------------------------------------------
QLogic Corp.(a)                                    125,000        7,006,250
---------------------------------------------------------------------------
QUALCOMM Inc.                                      550,700       26,158,250
---------------------------------------------------------------------------
Scientific-Atlanta, Inc.                           214,100        6,337,360
---------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 250,000        7,875,000
===========================================================================
                                                                 85,090,004
===========================================================================

COMPUTER HARDWARE-2.07%

Dell Inc.(a)                                       744,700       26,898,564
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

Hewlett-Packard Co.                                574,200   $   12,810,402
===========================================================================
                                                                 39,708,966
===========================================================================

COMPUTER STORAGE & PERIPHERALS-1.37%

SanDisk Corp.(a)                                    44,100        3,554,460
---------------------------------------------------------------------------
Storage Technology Corp.(a)                        400,000        9,640,000
---------------------------------------------------------------------------
Western Digital Corp.(a)                           962,700       12,948,315
===========================================================================
                                                                 26,142,775
===========================================================================

CONSUMER ELECTRONICS-1.33%

Harman International Industries, Inc.               90,000       11,538,000
---------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               514,880       13,819,379
===========================================================================
                                                                 25,357,379
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.27%

Affiliated Computer Services, Inc.-Class A(a)      185,700        9,086,301
---------------------------------------------------------------------------
Ceridian Corp.(a)                                1,014,600       21,306,600
---------------------------------------------------------------------------
First Data Corp.                                   363,000       12,959,100
===========================================================================
                                                                 43,352,001
===========================================================================

DIVERSIFIED BANKS-1.60%

Bank One Corp.                                     419,650       17,814,143
---------------------------------------------------------------------------
Wells Fargo & Co.                                  227,000       12,784,640
===========================================================================
                                                                 30,598,783
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.99%

J.P. Morgan Chase & Co.                            530,000       19,027,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.33%

Apollo Group, Inc.-Class A(a)                      148,700        9,446,911
---------------------------------------------------------------------------
H&R Block, Inc.                                    339,000       15,963,510
===========================================================================
                                                                 25,410,421
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.49%

Rockwell Automation, Inc.                          300,000        9,315,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.25%

Samsung Electronics Co., Ltd. (South Korea)         16,000        6,354,035
---------------------------------------------------------------------------
Waters Corp.(a)                                    560,000       17,600,800
===========================================================================
                                                                 23,954,835
===========================================================================

ENVIRONMENTAL SERVICES-1.09%

Waste Management, Inc.                             806,000       20,891,520
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

FOOD RETAIL-1.29%

Kroger Co. (The)(a)                              1,416,000   $   24,765,840
===========================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                  92,900        5,936,310
---------------------------------------------------------------------------
Reebok International Ltd.                          115,000        4,479,250
===========================================================================
                                                                 10,415,560
===========================================================================

GENERAL MERCHANDISE STORES-1.12%

Dollar Tree Stores, Inc.(a)                        125,000        4,772,500
---------------------------------------------------------------------------
Target Corp.                                       421,000       16,730,540
===========================================================================
                                                                 21,503,040
===========================================================================

HEALTH CARE DISTRIBUTORS-2.22%

Cardinal Health, Inc.                              263,000       15,606,420
---------------------------------------------------------------------------
Henry Schein, Inc.(a)                              161,200       10,002,460
---------------------------------------------------------------------------
McKesson Corp.                                     555,000       16,799,850
===========================================================================
                                                                 42,408,730
===========================================================================

HEALTH CARE EQUIPMENT-3.55%

Becton, Dickinson & Co.                            347,100       12,689,976
---------------------------------------------------------------------------
Biomet, Inc.                                       292,600       10,492,636
---------------------------------------------------------------------------
Boston Scientific Corp.(a)                         244,800       16,577,856
---------------------------------------------------------------------------
Guidant Corp.                                       95,100        4,851,051
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          133,600        7,770,176
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           243,100       15,512,211
===========================================================================
                                                                 67,893,906
===========================================================================

HEALTH CARE FACILITIES-1.07%

HCA Inc.                                           398,800       15,254,100
---------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                          175,000        5,278,000
===========================================================================
                                                                 20,532,100
===========================================================================

HEALTH CARE SERVICES-1.98%

Express Scripts, Inc.(a)                           253,200       13,905,744
---------------------------------------------------------------------------
IMS Health Inc.                                    774,000       18,212,220
---------------------------------------------------------------------------
Quest Diagnostics Inc.                              85,200        5,763,780
===========================================================================
                                                                 37,881,744
===========================================================================

HOME IMPROVEMENT RETAIL-1.69%

Lowe's Cos., Inc.                                  550,000       32,411,500
===========================================================================

HOMEBUILDING-0.79%

Centex Corp.                                        50,100        4,884,750
---------------------------------------------------------------------------
D.R. Horton, Inc.                                  127,200        5,062,560
---------------------------------------------------------------------------
Ryland Group, Inc. (The)                            57,800        5,138,420
===========================================================================
                                                                 15,085,730
===========================================================================

HOUSEHOLD APPLIANCES-0.60%

Black & Decker Corp. (The)                         239,100       11,431,371
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-1.46%

Clorox Co. (The)                                   136,000   $    6,160,800
---------------------------------------------------------------------------
Dial Corp. (The)                                   535,000       12,840,000
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                          90,000        8,846,100
===========================================================================
                                                                 27,846,900
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.99%

Wal-Mart Stores, Inc.                              320,000       18,864,000
===========================================================================

INDUSTRIAL CONGLOMERATES-1.81%

3M Co.                                              40,800        3,217,896
---------------------------------------------------------------------------
General Electric Co.                               135,000        3,916,350
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                1,316,000       27,478,080
===========================================================================
                                                                 34,612,326
===========================================================================

INDUSTRIAL MACHINERY-0.91%

Pall Corp.                                         363,100        8,496,540
---------------------------------------------------------------------------
Parker-Hannifin Corp.                              176,000        8,970,720
===========================================================================
                                                                 17,467,260
===========================================================================

INSURANCE BROKERS-0.91%

Marsh & McLennan Cos., Inc.                        281,300       12,025,575
---------------------------------------------------------------------------
Willis Group Holdings Ltd. (Bermuda)               164,000        5,461,200
===========================================================================
                                                                 17,486,775
===========================================================================

INTEGRATED OIL & GAS-1.16%

Exxon Mobil Corp.                                  300,000       10,974,000
---------------------------------------------------------------------------
Occidental Petroleum Corp.                         321,000       11,318,460
===========================================================================
                                                                 22,292,460
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.25%

BellSouth Corp.                                    185,000        4,867,350
===========================================================================

INTERNET RETAIL-0.16%

eBay Inc.(a)                                        56,000        3,132,640
===========================================================================

INVESTMENT BANKING & BROKERAGE-4.09%

Goldman Sachs Group, Inc. (The)                    205,000       19,249,500
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      375,800       27,057,600
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          282,500       16,724,000
---------------------------------------------------------------------------
Morgan Stanley                                     279,000       15,308,730
===========================================================================
                                                                 78,339,830
===========================================================================

LEISURE PRODUCTS-0.28%

Mattel, Inc.                                       279,000        5,401,440
===========================================================================

MANAGED HEALTH CARE-3.92%

Aetna Inc.                                         278,500       15,988,685
---------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                      245,200       13,424,700
---------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(a)             220,000       12,848,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                            258,000   $   13,127,040
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  220,000       19,558,000
===========================================================================
                                                                 74,946,425
===========================================================================

MOTORCYCLE MANUFACTURERS-0.56%

Harley-Davidson, Inc.                              225,000       10,667,250
===========================================================================

MOVIES & ENTERTAINMENT-1.09%

Walt Disney Co. (The)                              920,000       20,828,800
===========================================================================

OIL & GAS DRILLING-1.43%

ENSCO International Inc.                           378,900        9,984,015
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               217,500        8,221,500
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                481,536        9,240,676
===========================================================================
                                                                 27,446,191
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.10%

BJ Services Co.(a)                                 377,300       12,379,213
---------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        252,000        8,757,000
===========================================================================
                                                                 21,136,213
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.32%

Apache Corp.                                       237,475       16,556,757
---------------------------------------------------------------------------
Burlington Resources Inc.                          179,600        8,735,744
===========================================================================
                                                                 25,292,501
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.26%

Citigroup Inc.                                     506,666       24,015,968
===========================================================================

PERSONAL PRODUCTS-1.18%

Avon Products, Inc.                                139,300        9,466,828
---------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A               348,500       13,030,415
===========================================================================
                                                                 22,497,243
===========================================================================

PHARMACEUTICALS-4.83%

Allergan, Inc.                                      85,000        6,427,700
---------------------------------------------------------------------------
Aventis S.A. (France)                              217,500       11,476,909
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        61,100        3,055,611
---------------------------------------------------------------------------
Johnson & Johnson                                  348,300       17,529,939
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                  128,600        8,567,332
---------------------------------------------------------------------------
Pfizer Inc.                                        682,300       21,560,680
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         236,500       13,454,485
---------------------------------------------------------------------------
Wyeth                                              237,000       10,461,180
===========================================================================
                                                                 92,533,836
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.87%

ACE Ltd. (Cayman Islands)                          465,000       16,740,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

REINSURANCE-2.43%

Endurance Specialty Holdings Ltd. (Bermuda)        204,400   $    6,044,108
---------------------------------------------------------------------------
Everest Re Group, Ltd. (Bermuda)                    75,000        6,221,250
---------------------------------------------------------------------------
IPC Holdings, Ltd. (Bermuda)                       250,000        9,362,500
---------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                        160,000        4,598,400
---------------------------------------------------------------------------
RenaissanceRe Holdings Ltd. (Bermuda)              449,800       20,232,004
===========================================================================
                                                                 46,458,262
===========================================================================

RESTAURANTS-0.81%

Brinker International, Inc.(a)                     166,200        5,290,146
---------------------------------------------------------------------------
McDonald's Corp.                                   312,800        7,823,128
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                  50,000        2,437,000
===========================================================================
                                                                 15,550,274
===========================================================================

SEMICONDUCTOR EQUIPMENT-1.58%

Lam Research Corp.(a)                              150,800        4,333,992
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          626,000       25,847,540
===========================================================================
                                                                 30,181,532
===========================================================================

SEMICONDUCTORS-2.54%

Analog Devices, Inc.(a)                            326,900       14,491,477
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          419,100       13,390,245
---------------------------------------------------------------------------
Intel Corp.                                        200,000        6,610,000
---------------------------------------------------------------------------
Texas Instruments Inc.                             490,300       14,179,476
===========================================================================
                                                                 48,671,198
===========================================================================

SPECIALIZED FINANCE-1.03%

Moody's Corp.                                      340,000       19,662,200
===========================================================================

SPECIALTY STORES-4.04%

Advance Auto Parts, Inc.(a)                        203,200       15,894,304
---------------------------------------------------------------------------
AutoZone, Inc.(a)                                   88,700        8,524,070
---------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          294,900       12,456,576
---------------------------------------------------------------------------
Blockbuster Inc.-Class A                           225,000        4,335,750
---------------------------------------------------------------------------
Cost Plus, Inc.(a)                                 150,000        6,880,500
---------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                   452,600        6,879,520
---------------------------------------------------------------------------
Staples, Inc.(a)                                   193,900        5,200,398
---------------------------------------------------------------------------
Tiffany & Co.                                      235,900       11,193,455
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           166,400        5,878,912
===========================================================================
                                                                 77,243,485
===========================================================================

SYSTEMS SOFTWARE-5.99%

Adobe Systems Inc.                                 192,400        8,434,816
---------------------------------------------------------------------------
Computer Associates International, Inc.          1,245,300       29,289,456
---------------------------------------------------------------------------
Microsoft Corp.                                  1,545,800       40,422,670
---------------------------------------------------------------------------
Oracle Corp.(a)                                  1,436,700       17,182,932
---------------------------------------------------------------------------
Symantec Corp.(a)                                  290,500       19,361,825
===========================================================================
                                                                114,691,699
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-2.32%

Doral Financial Corp. (Puerto Rico)                195,700   $    9,882,850
---------------------------------------------------------------------------
Fannie Mae                                         324,000       23,227,560
---------------------------------------------------------------------------
MGIC Investment Corp.                              125,000        6,413,750
---------------------------------------------------------------------------
Washington Mutual, Inc.                            110,000        4,812,500
===========================================================================
                                                                 44,336,660
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.90%

Nextel Communications, Inc.-Class A(a)             715,100       17,305,420
===========================================================================
    Total Common Stocks & Other Equity
      Interests(Cost $1,511,886,091)                          1,797,816,515
===========================================================================

MONEY MARKET FUNDS-5.46%

STIC Liquid Assets Portfolio(b)                 52,182,716       52,182,716
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                         52,182,716       52,182,716
===========================================================================
    Total Money Market Funds (Cost
      $104,365,432)                                             104,365,432
===========================================================================
TOTAL INVESTMENTS-99.39% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,616,251,523)                                             1,902,181,947
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.45%

STIC Liquid Assets Portfolio(b)(c)             138,289,797   $  138,289,797
---------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     138,289,798      138,289,798
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $276,579,595)                                       276,579,595
===========================================================================
TOTAL INVESTMENTS-113.84% (Cost
  $1,892,831,118)                                             2,178,761,542
===========================================================================
OTHER ASSETS LESS LIABILITIES-(13.84%)                         (264,807,163)
===========================================================================
NET ASSETS-100.00%                                           $1,913,954,379
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $1,511,886,091)*                            $1,797,816,515
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $380,945,027)                            380,945,027
------------------------------------------------------------
Receivables for:
  Investments sold                                36,491,727
------------------------------------------------------------
  Fund shares sold                                    34,976
------------------------------------------------------------
  Dividends                                        1,039,732
------------------------------------------------------------
  Amount due from distributor                        198,010
------------------------------------------------------------
Investment for deferred compensation plan             84,010
------------------------------------------------------------
Other assets                                          52,387
============================================================
     Total assets                              2,216,662,384
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           24,863,433
------------------------------------------------------------
  Fund shares reacquired                             196,679
------------------------------------------------------------
  Deferred compensation plan                          84,010
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      276,579,595
------------------------------------------------------------
Accrued trustees' fees                                84,925
------------------------------------------------------------
Accrued transfer agent fees                          714,493
------------------------------------------------------------
Accrued operating expenses                           184,870
============================================================
     Total liabilities                           302,708,005
============================================================
Net assets applicable to shares outstanding   $1,913,954,379
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,467,968,167
------------------------------------------------------------
Undistributed net investment income (loss)          (165,033)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (839,781,784)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      285,933,029
============================================================
                                              $1,913,954,379
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
NUMBER OF SHARES AUTHORIZED:

Outstanding                                      208,319,068
------------------------------------------------------------
  Net asset value, offering and redemption
     price per share                          $         9.19
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $271,313,534 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $99,845)         $ 11,770,705
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       883,837
--------------------------------------------------------------------------
Securities lending                                                 460,812
==========================================================================
    Total investment income                                     13,115,354
==========================================================================

EXPENSES:

Advisory fees                                                   10,291,244
--------------------------------------------------------------------------
Administrative services fees                                       352,206
--------------------------------------------------------------------------
Custodian fees                                                     173,114
--------------------------------------------------------------------------
Distribution fees                                                4,837,797
--------------------------------------------------------------------------
Transfer agent fees                                              3,040,253
--------------------------------------------------------------------------
Trustees' fees                                                      35,591
--------------------------------------------------------------------------
Other                                                              363,589
==========================================================================
    Total expenses                                              19,093,794
==========================================================================
Less: Fees waived and expense offset arrangements               (3,080,611)
==========================================================================
    Net expenses                                                16,013,183
==========================================================================
Net investment income (loss)                                    (2,897,829)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN
CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (84,119,960)
--------------------------------------------------------------------------
  Foreign currencies                                                (7,901)
--------------------------------------------------------------------------
  Option contracts written                                       2,265,601
==========================================================================
                                                               (81,862,260)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        458,839,335
--------------------------------------------------------------------------
  Foreign currencies                                                 2,575
--------------------------------------------------------------------------
  Option contracts written                                         (17,949)
==========================================================================
                                                               458,823,961
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             376,961,701
==========================================================================
Net increase in net assets resulting from operations          $374,063,872
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,897,829)   $   (5,161,416)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (81,862,260)     (195,093,268)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    458,823,961      (185,406,493)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  374,063,872      (385,661,177)
==============================================================================================
Share transactions-net                                            83,975,630        86,129,463
==============================================================================================
    Net increase (decrease) in net assets                        458,039,502      (299,531,714)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,455,914,877     1,755,446,591
==============================================================================================
  End of year (including undistributed investment income
    (loss) of $(165,033) and $(144,209) for 2003 and 2002,
    respectively)                                             $1,913,954,379    $1,455,914,877
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is organized as a Delaware statutory trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund currently offers one series of shares ("Fund Shares").

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). During the year ended October 31, 2003, AIM waived fees of $14,268.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $352,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $10,451 for such services.

    The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets. Of this amount, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive 0.20% of Rule 12b-1 plan fees on shares held through AIM Summit Investor Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except with respect to Fund Shares held through Plans I; Distribution Plan fees accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.11% of the average daily net assets of the Fund as of October 31, 2003. Pursuant to the Distribution Plan, for the year ended October 31, 2003, the Fund paid $1,772,246 after AIM Distributors waived Distribution Plan fees of $3,065,551.

    Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investment trusts that are sponsored by AIM Distributors.

    Certain officers and trustees of the Fund are officers of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions transfer agent fees from AISI (an affiliate of AIM) of $154 and reductions in custodian fees of $638 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $792.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $4,659 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $271,313,534 were on loan to brokers. The loans were secured by cash collateral of $276,579,595 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $460,812 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                      4,400     $   660,449
------------------------------------------------------------
Written                               19,445       4,811,323
------------------------------------------------------------
Closed                               (14,535)     (3,416,355)
------------------------------------------------------------
Exercised                             (6,470)     (1,482,204)
------------------------------------------------------------
Expired                               (2,840)       (573,213)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments        $  279,320,251
------------------------------------------------------------
Temporary book/tax differences                      (165,033)
------------------------------------------------------------
Capital loss carryforward                       (833,169,006)
------------------------------------------------------------
Shares of beneficial interest                  2,467,968,167
============================================================
Total net assets                              $1,913,954,379
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments includes appreciation on foreign currencies of $2,605.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $519,359,062
----------------------------------------------------------
October 31, 2010                               234,675,436
----------------------------------------------------------
October 31, 2011                                79,134,508
==========================================================
Total capital loss carryforward               $833,169,006
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $976,010,474 and $934,160,687, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $336,217,771
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (56,900,126)
===========================================================
Net unrealized appreciation of investment
  securities                                   $279,317,645
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
$1,899,443,897.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As result of differing book/tax treatment of foreign currency transactions and a net operating losses, on October 31, 2003, undistributed net investment income was increased by $2,877,005, undistributed net realized gains increased by $7,901 and shares of beneficial interest decreased by $2,884,906. This reclassification had no effect on net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers one series of shares.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                           2002
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:                                                          22,477,003    $175,337,433    18,514,699    $166,106,753
=======================================================================================================================
Reacquired:                                                   (11,594,785)    (91,361,803)   (8,789,633)    (79,977,290)
=======================================================================================================================
                                                               10,882,218    $ 83,975,630     9,725,066    $ 86,129,463
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003                2002           2001             2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     7.37          $     9.35     $    22.82       $    20.17    $    14.96
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.01)              (0.03)         (0.03)(a)        (0.03)        (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.83               (1.95)         (9.57)            5.85          6.16
=================================================================================================================================
    Total from investment operations                       1.82               (1.98)         (9.60)            5.82          6.16
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --                  --             --               --         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --                  --          (3.87)           (3.17)        (0.91)
=================================================================================================================================
    Total distributions                                      --                  --          (3.87)           (3.17)        (0.95)
=================================================================================================================================
Net asset value, end of period                       $     9.19          $     7.37     $     9.35       $    22.82    $    20.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           24.69%             (21.18)%       (49.53)%          31.12%        42.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,913,954          $1,455,915     $1,755,447       $3,412,609    $2,624,615
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         0.99%(c)            1.00%          0.89%            0.72%         0.67%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.18%(c)            1.19%          1.09%            0.78%         0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.18)%(c)          (0.30)%        (0.20)%          (0.11)%       (0.01)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      61%                101%           106%              98%           92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,612,599,039.

NOTE 13--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

                                     PART C
                                OTHER INFORMATION

Item 23.       Exhibits

a  (1)    --   Amended and Restated Agreement and Declaration of Trust of
               Registrant dated May 15, 2002.(7)


   (2)    --   Amendment No. 1, dated June 11, 2003, to the Amended and Restated
               Agreement and Declaration of Trust of Registrant dated May 15,
               2002.(8)


b         --   Amended and Restated By-Laws of Registrant, adopted effective May
               15, 2002.(7)

c         --   Articles II, VI, VII VIII and IX of the Amended and Restated
               Agreement and Declaration of Trust, and Articles IV, V and VI of the Amended and Restated By-laws, define rights of holders of shares.

d         --   Master Investment Advisory Agreement, dated July 24, 2000, between Registrant and A I M Advisors, Inc.(5)

e         --   Distribution Agreement, dated July 24, 2000, between Registrant and A I M Distributors, Inc.(5)

f  (1)    --   AIM Funds Retirement Plan for Eligible Directors/Trustees,
               effective as of March 8, 1994, as restated September 18, 1995, as restated March 7, 2000, and as restated October 1, 2001.(6)

   (2)    --   Form of AIM Funds Director Deferred Compensation Agreement, as
               amended March 7, 2000, September 28, 2001 and September 26,
               2002.(7)

g  (1)    --   (a) Master Custodian Contract, dated May 1, 2000, between
               Registrant and State Street Bank and Trust Company.(4)

          -- (b) Amendment, dated May 1, 2000, to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(4)

          -- (c) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(6)

          -- (d) Amendment, dated April 2, 2002, to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(7)

   (2)    --   Subcustodian Agreement, dated January 20, 1993, between State
               Street Bank and Trust Company and The Bank of New York.(7)


   (3)    --   Foreign Assets Delegation Agreement, dated May 31, 2002, between
               Registrant and A I M Advisors, Inc.(6)


h  (1)    --   (a) Master Administrative Services Agreement, dated July 24,
               2000, between Registrant and A I M Advisors Inc.(5)

          -- (b) Amendment No. 1, dated May 9, 2001, to Master Administrative Services Agreement, dated July 24, 2000.(6)


   (2)    --   (a) Transfer Agency and Service Agreement, dated July 24, 2000, between Registrant and A I M Fund Services, Inc.(5)



          -- (b) Amendment No. 1, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated July 24, 2000, between Registrant and A I M Fund Services, Inc.(8)



          -- (c) Amendment No. 2, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated July 24, 2000, between Registrant and A I M Fund Services, Inc.(8)


   (3)    --   Memorandum of Agreement, dated July 24, 2000, regarding
               securities lending, between Registrant and A I M Advisors,
               Inc.(5)

   (4)    --   Interfund Loan Agreement, dated September 18, 2001, between
               Registrant and A I M Advisors, Inc.(6)


   (5)    --   Expense Reimbursement Agreement Related to DST Transfer Agent
               System Conversion, dated June 30, 2003, between Registrant and
               A I M Fund Services, Inc.(8)


i         --   Legal Opinion - None.


j  (1)    --   Consent of Ballard Spahr Andrews & Ingersoll, LLP.(8)



   (2)    --   Consent of PricewaterhouseCoopers LLP.(8)


k         --   Omitted Financial Statements - None.

l         --   Letter from A I M Distributors, Inc., dated September 24, 1982, re: initial capital.(1)

m  (1)    --   Distribution Plan and Shareholder Service Agreement for
               Registrant, dated July 24, 2000.(5)

n         --   Rule 18f-3 Plan - None.

o         --   Reserved


p  (1)    --   A I M Management Group Inc. Code of Ethics, adopted May 1, 1981, as last amended June 10, 2003, relating to A I M Management Group
               Inc., A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(8)


   (2)    --   Code of Ethics of Registrant, dated September 23, 2000.(5)

----------

(1) Incorporated herein by reference to Post-Effective Amendment No. 19, filed on February 27, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 24, filed on February 25, 2000.

(3) Incorporated herein by reference to Post-Effective Amendment No. 25, filed on April 27, 2000.

(4) Incorporated herein by reference to Post-Effective Amendment No. 26, filed on June 28, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 27, filed on March 1, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 28, filed on February 22, 2002.


(7) Incorporated herein by reference to Post-Effective Amendment No. 29, filed on February 28, 2003.



(8)      Filed herewith electronically.

Item 24.          Persons Controlled by or Under Common Control With the Fund

         Substantially all of Registrant's issued and outstanding shares of Beneficial Interest are owned of record by State Street Bank and Trust Company ("State Street") as custodian for AIM Summit Investors Plans I and AIM Summit Investors Plans II, which are both unit investment trusts. State Street votes such shares in accordance with the instructions received from beneficial owners of Registrant's shares; and, as to shares for which no instructions are received, proportionately based upon the votes cast by beneficial owners who furnished instructions.

Item 25.          Indemnification

         The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

         A I M Advisors, Inc., the Registrant and other investment companies managed by A I M Advisors, Inc., their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

         Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Advisor

         A I M Advisors, Inc.

         The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management-The Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27.          Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter, depositor or investment advisor to the following investment companies:


                  AIM Combination Stock & Bond Funds



                  AIM Counselor Series Trust


                  AIM Equity Funds

                  AIM Floating Rate Fund

                  AIM Funds Group

                  AIM Growth Series


                  AIM International Mutual Funds


                  AIM Investment Funds

                  AIM Investment Securities Funds


                  AIM Sector Funds


                  AIM Special Opportunities Funds


                  AIM Stock Funds


                  AIM Tax-Exempt Funds


                  AIM Treasurer's Series Trust



                  AIM Variable Insurance Funds

(b)


Name and Principal                          Position and Officers with                Positions and Offices
Business Address*                                   Underwriter                          with Registrant
------------------                       --------------------------------       ----------------------------------
Mark H. Williamson                       Director                               Trustee & Executive Vice President

Gene L. Needles                          Chairman, Director, President &        None
                                         Chief Executive Officer

John S. Cooper                           Executive Vice President               None

Marilyn M. Miller                        Executive Vice President               None

James L. Salners                         Executive Vice President               None

James E. Stueve                          Executive Vice President               None

Raymond R. Cunningham                    Senior Vice President                  None

Glenda A. Dayton                         Senior Vice President                  None

Gary K. Wendler                          Senior Vice President                  None

Stephen H. Bitteker                      First Vice President                   None

Kevin M. Carome                          Vice President                         Senior Vice President and Chief
                                                                                Legal Officer

Mary A. Corcoran                         Vice President                         None

Sidney M. Dilgren                        Vice President                         Vice President and Treasurer

Dawn M. Hawley                           Vice President & Treasurer             None

Ofelia M. Mayo                           Vice President, General Counsel &      Assistant Secretary
                                         Assistant Secretary

Kim T. McAuliffe                         Vice President                         None

Linda L. Warriner                        Vice President                         None

Rebecca Starling-Klatt                   Chief Compliance Officer & Assistant   None
                                         Vice President

Kathleen J. Pflueger                     Secretary                              Assistant Secretary


-----------
*       11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)     -     Not applicable.

Item 28.          Location of Accounts and Records


         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 and its partially owned subsidiary, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300, and the Registrant's Transfer Agent (and Dividend Paying Agent), AIM Investment Services, Inc. (formerly A I M Fund Services, Inc.), P. O. Box 4739, Houston, Texas 77210-4739.


Item 29.          Management Services

         None.

Item 30.          Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 26th day of February, 2004.

                                   REGISTRANT:   AIM SUMMIT FUND

                                           By:  /s/ Robert H. Graham
                                              ---------------------------------
                                                 Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                   SIGNATURES                                         TITLE                                    DATE
                   ----------                                         -----                                    ----
           /s/ Robert H. Graham                          Chairman, Trustee & President                  February 26, 2004
         -----------------------------------             (Principal Executive Officer)
              (Robert H. Graham)


              /s/ Bob R. Baker*                                        Trustee                          February 26, 2004
         -----------------------------------
                 (Bob R. Baker)


              /s/ Frank S. Bayley*                                     Trustee                          February 26, 2004
         -----------------------------------
                (Frank S. Bayley)


              /s/ James T. Bunch*                                      Trustee                          February 26, 2004
         -----------------------------------
                (James T. Bunch)


              /s/ Bruce L. Crockett*                                   Trustee                          February 26, 2004
         -----------------------------------
               (Bruce L. Crockett)


              /s/ Albert R. Dowden*                                    Trustee                          February 26, 2004
         -----------------------------------
               (Albert R. Dowden)


              /s/ Edward K. Dunn, Jr.*                                 Trustee                          February 26, 2004
         -----------------------------------
              (Edward K. Dunn, Jr.)


              /s/ Jack M. Fields*                                      Trustee                          February 26, 2004
         -----------------------------------
                (Jack M. Fields)


              /s/ Carl Frischling*                                     Trustee                          February 26, 2004
         -----------------------------------
                (Carl Frischling)


              /s/ Gerald J. Lewis*                                     Trustee                          February 26, 2004
         -----------------------------------
                (Gerald J. Lewis)


              /s/ Prema Mathai-Davis*                                  Trustee                          February 26, 2004
         -----------------------------------
              (Prema Mathai-Davis)


              /s/ Lewis F. Pennock*                                    Trustee                          February 26, 2004
         -----------------------------------
               (Lewis F. Pennock)


              /s/ Ruth H. Quigley*                                     Trustee                          February 26, 2004
         -----------------------------------
               (Ruth H. Quigley)


                   SIGNATURES                                         TITLE                                    DATE
                   ----------                                         -----                                    ----
              /s/ Louis S. Sklar*                                      Trustee                          February 26, 2004
         -----------------------------------
               (Louis S. Sklar)


              /s/ Larry Soll*                                          Trustee                          February 26, 2004
         -----------------------------------
                  (Larry Soll)


              /s/ Mark H. Williamson*                                 Trustee &                         February 26, 2004
         -----------------------------------                   Executive Vice President
             (Mark H. Williamson)



           /s/ Sidney M. Dilgren                             Vice President & Treasurer                 February 26, 2004
         -----------------------------------                  (Principal Financial and
              (Sidney M. Dilgren)                                Accounting Officer)


  *By       /s/ Robert H. Graham                                                                        February 26,2004
         -----------------------------------
                Robert H. Graham
                Attorney-in-Fact

* Original Powers of Attorney authorizing Robert H. Graham and Kevin M. Carome, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant (with the exception of Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll) have been filed with the Securities and Exchange Commission with the Registration Statement of AIM Variable Insurance Funds on Form N-14 on December 31, 2003 and original Powers of Attorney for Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll have been filed with the Securities and Exchange Commission with the Registration Statement of INVESCO Variable Investment Funds, Inc. on Form N-14 on December 31, 2003 and hereby are incorporated by reference.

                                      INDEX

Exhibit
Number            Description
------            -----------
a(2)              Amendment No. 1, dated June 11, 2003, to the Amended and
                  Restated Agreement and Declaration of Trust of Registrant
                  dated May 15, 2002

h(2)(b) Amendment No. 1, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated July 24, 2000, between Registrant and A I M Fund Services, Inc.

h(2)(c) Amendment No. 2, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated July 24, 2000, between Registrant and A I M Fund Services, Inc.

h(5)              Expense Reimbursement Agreement Related to DST Transfer Agent
                  System Conversion, dated June 30, 2003, between Registrant and
                  A I M Fund Services, Inc.

j(1)              Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)              Consent of PricewaterhouseCoopers LLP

p(1)              A I M Management Group Inc. Code of Ethics, adopted May 1,
                  1981, as last amended June 10, 2003, relating to A I M
                  Management Group Inc., A I M Advisors, Inc. and its wholly owned and indirect subsidiaries